UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2015

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Common Stocks—82.0%

Consumer Discretionary—12.3%

Auto Components—1.6%

Lear Corp.	952,500	$99,126,675

Automobiles—4.7%

Ford Motor Co.[1]	10,050,000	149,041,500

General Motors Co.[1]	4,425,000	139,431,750

		288,473,250

Hotels, Restaurants & Leisure—0.2%

Extended Stay America, Inc.	280,000	5,320,000

Las Vegas Sands Corp.[1]	152,750	8,560,110

		13,880,110

Household Durables—2.6%

Beazer Homes USA, Inc.[2,3]	2,403,663	46,102,256

MDC Holdings, Inc.[1,3]	2,544,000	75,963,840

PulteGroup, Inc.[1]	185,000	3,833,200

Standard Pacific Corp.[1,2]	3,818,720	34,330,293

		160,229,589

Media—0.1%

Viacom, Inc., Cl. B	42,500	2,422,500

Multiline Retail—0.9%

Kohl’s Corp.	900,000	55,188,000

Specialty Retail—2.2%

Best Buy Co., Inc.[1]	3,954,800	127,700,492

Staples, Inc.	225,000	3,309,750

		131,010,242

Consumer Staples—2.5%

Beverages—0.7%

Molson Coors Brewing Co., Cl. B1	437,000	31,088,180

PepsiCo, Inc.	93,500	9,008,725

		40,096,905

Food & Staples Retailing—0.7%

Wal-Mart Stores, Inc.	580,000	41,748,400

Food Products—0.2%

Pinnacle Foods, Inc.[1]	298,100	13,399,595

Household Products—0.1%

Procter & Gamble Co. (The)[1]	102,500	7,861,750

Tobacco—0.8%

Philip Morris International, Inc.[1]	583,250	49,885,372

Energy—8.3%

Energy Equipment & Services—0.1%

Ensco plc, Cl. A1	350,000	5,803,000

1	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels—8.2%

BP plc, Sponsored ADR	1,500,000	$55,455,000

Chevron Corp.[1]	705,000	62,378,400

Exxon Mobil Corp.	625,000	49,506,250

Kinder Morgan, Inc.	3,594,000	124,496,160

Marathon Oil Corp.	1,435,000	30,149,350

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,592,500	91,536,900

Williams Cos., Inc. (The)	1,695,000	88,953,600

		502,475,660

Financials—29.4%

Capital Markets—4.2%

Goldman Sachs Group, Inc. (The)	519,000	106,431,330

KKR & Co. LP4	2,932,500	70,086,750

Morgan Stanley[1]	2,040,000	79,233,600

		255,751,680

Commercial Banks—12.6%

Bank of America Corp.[1]	1,987,500	35,536,500

Citigroup, Inc.[1]	5,620,000	328,545,200

JPMorgan Chase & Co.[1]	4,275,000	292,965,750

Wells Fargo & Co.[1]	1,950,000	112,846,500

		769,893,950

Insurance—7.4%

ACE Ltd.	5,000	543,850

American International Group, Inc.	500,000	32,060,000

Assured Guaranty Ltd.[1]	5,800,000	141,868,000

Genworth Financial, Inc., Cl. A2	3,100,000	21,731,000

MBIA, Inc.[2,3]	9,290,900	55,280,855

MetLife, Inc.[1]	2,900,000	161,646,000

XL Group plc, Cl. A	985,000	37,449,700

		450,579,405

Real Estate Investment Trusts (REITs)—4.9%

Apollo Commercial Real Estate Finance, Inc.	2,200,000	37,136,000

Ashford Hospitality Prime, Inc.	57,250	833,560

Ashford Hospitality Trust, Inc.	1,400,000	12,236,000

Blackstone Mortgage Trust, Inc., Cl. A	1,000,000	29,170,000

Colony Capital, Inc., Cl. A	2,670,000	60,662,400

Communications Sales & Leasing, Inc.	1,400,000	29,190,000

iStar Financial, Inc.[2]	982,500	12,870,750

NorthStar Realty Finance Corp.	1,275,000	20,400,000

Starwood Property Trust, Inc.	3,000,000	65,280,000

Two Harbors Investment Corp.	3,100,000	31,682,000

		299,460,710

Thrifts & Mortgage Finance—0.3%

MGIC Investment Corp.[2]	25,000	276,750

Radian Group, Inc.[1]	1,040,162	19,201,391

		19,478,141

2	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—9.4%

Health Care Equipment & Supplies—1.2%

Medtronic plc	900,000	$70,551,000

Pharmaceuticals—8.2%

AbbVie, Inc.[1]	535,000	37,455,350

GlaxoSmithKline plc, Sponsored ADR	1,000,000	43,440,000

Johnson & Johnson[1]	455,000	45,595,550

Merck & Co., Inc.	2,135,000	125,879,600

Mylan NV1,2	98,800	5,531,812

Pfizer, Inc.[1]	3,675,000	132,520,500

Roche Holding AG, Sponsored ADR	1,202,500	43,422,275

Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	985,000	67,984,700

		501,829,787

Industrials—4.5%

Aerospace & Defense—0.1%

Textron, Inc.[1]	60,000	2,622,000

Airlines—1.3%

United Continental Holdings, Inc.[2]	1,445,000	81,483,550

Commercial Services & Supplies—0.9%

R.R. Donnelley & Sons Co.	2,982,500	52,342,875

Electrical Equipment—0.4%

Eaton Corp. plc	240,000	14,539,200

General Cable Corp.[1]	737,500	12,036,000

		26,575,200

Industrial Conglomerates—0.9%

General Electric Co.[1]	2,077,500	54,222,750

Machinery—0.7%

Navistar International Corp.[2]	2,255,000	39,552,700

Marine—0.1%

Costamare, Inc.	499,000	8,497,970

Road & Rail—0.1%

CSX Corp.[1]	275,000	8,602,000

Information Technology—6.4%

Communications Equipment—1.1%

Cisco Systems, Inc.	1,251,250	35,560,525

QUALCOMM, Inc.[1]	490,000	31,551,100

		67,111,625

Internet Software & Services—0.6%

Google, Inc., Cl. C1,2	57,750	36,128,978

Semiconductors & Semiconductor Equipment—0.5%

Applied Materials, Inc.	8,800	152,768

Intel Corp.	130,000	3,763,500

3	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Micron Technology, Inc.[1,2]	1,448,000	$26,802,480

		30,718,748

Software—1.3%

Microsoft Corp.[1]	1,725,000	80,557,500

Technology Hardware, Storage & Peripherals—2.9%

Apple, Inc.	1,050,000	127,365,000

EMC Corp.[1]	765,000	20,570,850

Hewlett-Packard Co.	377,500	11,521,300

Seagate Technology plc	310,000	15,686,000

		175,143,150

Materials—2.8%

Chemicals—0.5%

LyondellBasell Industries NV, Cl. A1	300,000	28,149,000

Containers & Packaging—0.2%

Packaging Corp. of America	150,000	10,618,500

Metals & Mining—0.5%

Allegheny Technologies, Inc.	810,000	17,269,200

Freeport-McMoRan, Inc.	1,175,000	13,806,250

		31,075,450

Paper & Forest Products—1.6%

Domtar Corp.	1,405,000	57,127,300

International Paper Co.	702,500	33,628,675

Louisiana-Pacific Corp.[2]	650,000	9,581,000

		100,336,975

Telecommunication Services—3.7%

Diversified Telecommunication Services—3.7%

AT&T, Inc.	1,461,570	50,774,942

CenturyLink, Inc.[1]	2,350,000	67,210,000

Frontier Communications Corp.[1]	9,350,000	44,132,000

Verizon Communications, Inc.	1,225,000	57,317,750

Windstream Holdings, Inc.	1,125,000	5,456,250

		224,890,942

Utilities—2.7%

Electric Utilities—2.2%

American Electric Power Co., Inc.	690,000	39,033,300

Edison International	640,000	38,406,400

FirstEnergy Corp.[1]	275,000	9,339,000

PPL Corp.	1,502,500	47,794,525

		134,573,225

Independent Power and Renewable Electricity Producers—0.5%

NRG Energy, Inc.	1,260,000	28,287,000

Talen Energy Corp.[2]	205,000	3,224,650

		31,511,650

Total Common Stocks (Cost $4,304,252,408)		5,003,860,509

4	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks—4.9%

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	$12,637,137

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	17,428,882

Dominion Resources, Inc., 6.375% Cv.	219,990	11,105,095

Exelon Corp., 6.50% Cv.	525,000	24,538,500

Frontier Communications Corp., Series A, 11.125% Cv., Non-Vtg.[2]	489,750	47,873,062

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	1,088,505	60,727,694

Post Holdings, Inc., 2.50% Cv.[5]	267,410	27,910,919

Post Holdings, Inc., 5.25% Cv.	562,390	59,894,535

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	540,175	23,227,525

WPX Energy, Inc., 6.25% Cv.[2]	285,300	12,909,825

Total Preferred Stocks (Cost $297,497,795)		298,253,174
	Units

Rights, Warrants and Certificates—0.1%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $7,439,723)	2,825,000	4,830,750
	Principal Amount

Mortgage-Backed Obligations—0.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$836,117	764,731

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.263%, 5/20/36[6]	95,937	89,829

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.863%, 6/25/34[6]	158,405	158,277

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	155	156
9.00%, 8/1/22	629	672
9.00%, 8/1/22	16	17
9.00%, 3/1/24	321	352
9.00%, 3/1/24	99	100
9.00%, 1/1/25	352	420
9.00%, 5/1/25	70	80

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.173%, 4/1/27[7]	90,453	21,671
Series 192, Cl. IO, 5.356%, 2/1/28[7]	27,425	5,488
Series 243, Cl. 6, 0.00%, 12/15/32[7,8]	96,839	17,800

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.266%, 6/1/26[9]	27,862	26,002

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	4,824	5,350

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 48.69%, 3/15/29[7]	93,596	18,469
Series 2796, Cl. SD, 47.636%, 7/15/26[7]	127,916	26,577

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	102,505	125,370
8.50%, 7/1/32	4,768	5,175

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 36.849%, 3/25/23[7]	156,417	21,314
Series 222, Cl. 2, 18.157%, 6/25/23[7]	199,220	38,391
Series 247, Cl. 2, 40.435%, 10/25/23[7]	56,947	13,224
Series 252, Cl. 2, 37.071%, 11/25/23[7]	185,201	39,061

5	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 319, Cl. 2, 0.00%, 2/25/32[7,8]	$47,572	$10,585
Series 320, Cl. 2, 7.673%, 4/25/32[7]	274,745	72,422
Series 331, Cl. 9, 10.796%, 2/25/33[7]	23,173	5,285
Series 334, Cl. 17, 11.375%, 2/25/33[7]	106,992	22,782
Series 339, Cl. 12, 0.00%, 6/25/33[7,8]	194,188	45,688
Series 343, Cl. 13, 0.00%, 9/25/33[7,8]	189,355	36,250
Series 343, Cl. 18, 0.00%, 5/25/34[7,8]	27,782	5,304
Series 345, Cl. 9, 0.00%, 1/25/34[7,8]	161,870	33,057
Series 351, Cl. 10, 0.00%, 4/25/34[7,8]	44,644	8,459
Series 351, Cl. 8, 0.00%, 4/25/34[7,8]	96,778	18,774
Series 356, Cl. 10, 0.00%, 6/25/35[7,8]	71,144	15,049
Series 356, Cl. 12, 0.00%, 2/25/35[7,8]	34,761	7,400
Series 362, Cl. 13, 0.00%, 8/25/35[7,8]	424,058	84,023
Series 364, Cl. 16, 0.00%, 9/25/35[7,8]	161,768	35,410

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.913%, 12/18/31[7]	2,767	631
Series 2001-65, Cl. S, 23.613%, 11/25/31[7]	178,035	41,197
Series 2001-68, Cl. SC, 28.017%, 11/25/31[7]	1,747	405
Series 2001-81, Cl. S, 20.147%, 1/25/32[7]	44,980	10,597
Series 2002-47, Cl. NS, 27.461%, 4/25/32[7]	108,989	26,214
Series 2002-51, Cl. S, 27.656%, 8/25/32[7]	100,076	24,070
Series 2002-52, Cl. SD, 33.998%, 9/25/32[7]	140,541	34,207
Series 2002-7, Cl. SK, 22.422%, 1/25/32[7]	2,976	620
Series 2002-77, Cl. BS, 21.876%, 12/18/32[7]	5,877	1,392
Series 2002-77, Cl. SH, 29.653%, 12/18/32[7]	70,745	15,786
Series 2002-9, Cl. MS, 22.401%, 3/25/32[7]	66,364	15,336
Series 2002-90, Cl. SN, 26.525%, 8/25/32[7]	4,927	1,000
Series 2002-90, Cl. SY, 33.378%, 9/25/32[7]	2,648	530
Series 2003-4, Cl. S, 27.844%, 2/25/33[7]	104,576	25,893
Series 2003-46, Cl. IH, 0.00%, 6/25/23[7,8]	621,442	84,651
Series 2004-54, Cl. DS, 38.291%, 11/25/30[7]	131,046	25,900
Series 2005-14, Cl. SE, 34.057%, 3/25/35[7]	161,196	26,957
Series 2005-93, Cl. SI, 17.729%, 10/25/35[7]	88,801	15,715

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.944%, 9/25/23[9]	78,246	74,622

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	14,512	15,049
7.00%, 4/15/26	28,520	31,800
7.50%, 5/15/27	184,076	209,379
8.00%, 5/15/17	2,089	2,109
8.50%, 8/15/17	194	202
8.50%, 11/15/17	199	206
8.50%, 12/15/17	216	225
8.50%, 12/15/17	782	814

Government National Mortgage Assn. II Pool, 1.75%, 3/20/26[6]	7,251	7,536

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 57.44%, 2/16/32[7]	172,837	32,953

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.667%, 4/21/34[6]	163,176	167,200

6	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	$18,962	$19,055
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	27,703	22,477

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.346%, 12/25/35[6]	234,205	227,125

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.821%, 10/25/36[6]	196,076	191,354

Total Mortgage-Backed Obligations (Cost $3,096,518)		3,132,221

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $431,153)	425,000	439,888

Non-Convertible Corporate Bonds and Notes—1.2%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	276,198

Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	482,161

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	698,417

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	378,891

Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	239,858
7.75% Jr. Sub. Nts., 5/14/38	369,000	504,003

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[5]	940,000	1,096,044

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	486,149

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	441,904

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	170,119

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	282,832

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	383,324

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	172,735

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	525,653
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	614,907

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	439,944

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	170,415

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	474,555

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	566,106

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	885,509

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	453,589

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	314,238

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	329,098

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	501,619

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[6]	1,005,000	1,079,119

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[6,10]	631,000	586,830

Glencore Canada Corp., 6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	414,517

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[5]	78,000	81,468

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	188,260

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	192,821

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[6]	1,330,000	1,335,320

7	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	$493,000	$589,142

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	553,149

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	21,353,000	19,324,465
5.75% Sr. Unsec. Nts., 2/15/18	1,497,000	1,463,317

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[6,11]	900,000	950,625

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	224,396

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	417,849

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[5]	808,000	879,399

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[6]	1,102,000	994,555

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[5]	598,000	695,286

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[5]	735,000	837,254

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	605,330

MBIA Insurance Corp., 11.549% Sub. Nts., 1/15/33[5,12]	31,689,000	15,844,500

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	336,262

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	245,588
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,360,211

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	728,495

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	691,521

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	527,996

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	578,468

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	364,135

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[5]	763,000	851,793

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	201,000	215,506

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	565,444

Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[5]	354,000	412,632

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	596,885

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[5,6,11]	400,000	412,500

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[6,10,11]	1,077,000	1,109,041

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	652,076

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[5]	540,000	699,174

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	342,604

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[6,11]	243,000	248,310

Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48[5]	411,000	367,723

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	325,420

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	415,930

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	558,002

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K6,11	382,000	414,470

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	572,309

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[5]	390,000	414,484

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[6,10]	598,000	615,940

Total Non-Convertible Corporate Bonds and Notes (Cost $71,726,772)		72,768,789

Convertible Corporate Bonds and Notes—8.5%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[6]	72,480,000	54,495,900

8	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Convertible Corporate Bonds and Notes (Continued)

iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	$28,028,850	$33,231,705

MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	34,225,000	38,845,375
9.00% Cv. Jr. Sub. Nts., 4/1/63[5]	111,401,000	143,985,793

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	75,110,000	70,321,737

Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	3,000,000	45,000

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	57,603,000	47,162,456
4.75% Cv. Sr. Sub. Nts., 4/15/19	77,392,000	61,526,640

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	54,230,000	6,270,344

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	36,228,250	63,308,867

Total Convertible Corporate Bonds and Notes (Cost $532,056,520)		519,193,817

	Shares

Structured Securities—3.3%

Bank of America Corp., Standard Pacific Corp. Equity Linked Nts., 10/28/15[5]	1,853,342	16,184,481

Bank of America Merrill Lynch, American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 10/26/15[5]	613,497	12,408,264

Bank of America Merrill Lynch, Louisiana-Pacific Corp. Equity Linked Nts., 8/12/15[5]	585,823	8,760,912

Bank of America Merrill Lynch, Standard Pacific Corp. Equity Linked Nts., 8/31/15[5]	1,149,426	10,379,593

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17	248,452	8,437,211

Barclays Bank plc, J.C. Penney Co., Inc. Yield Enhanced Equity Linked Debt Securities, 9/11/15	1,948,104	15,921,030

Citigroup, Inc., Apple, Inc. Equity Linked Nts., 8/31/15[5]	189,682	23,787,434

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 12/7/15[5]	1,164,145	9,796,682

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 8/12/15[5]	1,270,649	10,777,270

Credit Suisse AG (New York Branch), MGIC Investment Corp. Equity Linked Nts., 9/4/15	1,612,903	17,237,149

Credit Suisse AG (New York Branch), Radian Group, Inc. Equity Linked Nts., 8/20/15	637,349	11,461,563

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 1/15/16	1,092,896	9,876,025

Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 12/18/15[5]	1,127,617	10,103,833

Goldman Sachs Group, Inc. (The), Louisiana-Pacific Corp. Equity Linked Nts., 8/20/15[5]	880,288	13,050,437

Morgan Stanley, Louisiana-Pacific Corp. Equity Linked Nts., 8/3/15[5]	619,963	9,105,171

Morgan Stanley, Standard Pacific Corp. Equity Linked Nts., 9/29/15[5]	1,752,336	15,738,480

Total Structured Securities (Cost $204,342,886)		203,025,535

		Exercise	Expiration
		Price	Date		Contracts

Exchange-Traded Options Purchased—0.0%

Allstate Corp. (The) Put[2]	USD	60.000	8/21/15	USD	1,500	10,500

Delta Air Lines Put[2]	USD	40.000	8/21/15	USD	2,000	46,000

EMC Corp. Put[2]	USD	25.000	8/21/15	USD	1,000	4,000

Johnson & Johnson Put[2]	USD	92.500	9/18/15	USD	1,500	42,000

Johnson & Johnson Put[2]	USD	95.000	8/21/15	USD	1,250	18,750

Johnson & Johnson Put[2]	USD	92.500	8/21/15	USD	2,500	20,000

9	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise	Expiration
		Price	Date		Contracts	Value

Exchange-Traded Options Purchased (Continued)

Medtronic plc Put[2]	USD	72.500	8/21/15	USD	2,100	$21,000

Medtronic plc Put[2]	USD	72.000	8/21/15	USD	550	4,400

Merck & Co., Inc. Put[2]	USD	52.500	9/18/15	USD	2,000	26,000

Merck & Co., Inc. Put[2]	USD	55.000	8/21/15	USD	4,000	28,000

Merck & Co., Inc. Put[2]	USD	50.000	9/18/15	USD	1,000	6,500

MGIC Investment Corp. Put[2]	USD	10.000	8/21/15	USD	2,300	9,200

Mylan NV Put[2]	USD	50.000	8/21/15	USD	2,100	67,200

Procter & Gamble Co. (The) Put[2]	USD	75.000	8/21/15	USD	300	11,700

UnitedHealth Group, Inc. Put[2]	USD	110.000	8/21/15	USD	300	4,500

Whirlpool Corp. Put[2]	USD	155.000	8/21/15	USD	750	11,250

Total Exchange-Traded Options Purchased (Cost $1,142,664)						331,000

					Shares

Investment Company—0.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[3,13] (Cost $2,105,180)					2,105,180	2,105,180

Total Investments, at Value (Cost $5,424,091,619)					100.1%	6,107,940,863

Net Other Assets (Liabilities)					(0 .1)	(3,724,058)

Net Assets					100.0%	$ 6,104,216,805

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $237,982,157. See Note 5 of the accompanying Notes.

2. Non-income producing security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares July 31, 2015

Beazer Homes USA, Inc.	—	2,481,063[a]	77,400	2,403,663
MBIA, Inc.	1,713,675	10,826,173 [a]	3,248,948	9,290,900
MDC Holdings, Inc.	2,225,000	380,000	61,000	2,544,000
Oppenheimer Institutional Money Market Fund, Cl. E	47,505,748	869,009,019	914,409,587	2,105,180

	Value	Income	Realized Loss

Beazer Homes USA, Inc.	$46,102,256	$—	$92,644
MBIA, Inc.	55,280,855	—	353,501
MDC Holdings, Inc.	75,963,840	1,834,375	379,096
Oppenheimer Institutional Money Market Fund, Cl. E	2,105,180	40,321	—

Total	$179,452,131	$1,874,696	$825,241

    a. All or a portion are the result of a corporate action.

4. Security is a Master Limited Partnership.

10	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $334,581,526 or 5.48% of the Fund’s net assets at period end.

6. Represents the current interest rate for a variable or increasing rate security.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $986,537 or 0.02% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $100,624 or less than 0.005% of the Fund’s net assets at period end.

10. Restricted security. The aggregate value of restricted securities at period end was $2,311,811, which represents 0.04% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$540,073	$586,830	$46,757
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-5/6/11	996,032	1,109,041	113,009
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	599,793	615,940	16,147

		$2,135,898	$2,311,811	$175,913

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

13. Rate shown is the 7-day yield at period end.

Exchange-Traded Options Written at July 31, 2015
		Exercise	Expiration	Number of	Premiums
Description		Price	Date	Contracts	Received	Value

AbbVie, Inc. Put	USD	67 .500	8/21/15 USD	(250)	$13,740	$(15,000)

Allstate Corp. (The) Put	USD	65 .000	8/21/15 USD	(1,000)	150,007	(25,500)

Applied Materials, Inc. Put	USD	20 .000	10/16/15 USD	(1,412)	328,142	(398,184)

Applied Materials, Inc. Put	USD	20 .000	8/21/15 USD	(850)	128,313	(229,500)

Assured Guaranty Ltd. Call	USD	32 .000	8/21/15 USD	(125)	3,870	(2,188)

Assured Guaranty Ltd. Put	USD	27 .000	8/21/15 USD	(250)	61,489	(65,000)

Bank of America Corp. Call	USD	18 .000	8/21/15 USD	(1,995)	68,604	(49,875)

Bank of America Corp. Call	USD	18 .500	8/21/15 USD	(250)	3,990	(2,000)

Baxter International Put	USD	70 .000	8/21/15 USD	(350)	79,540	(19,250)

Beazer Homes USA, Inc. Put	USD	18 .000	8/21/15 USD	(1,500)	74,938	(45,000)

Beazer Homes USA, Inc. Put	USD	20 .000	8/21/15 USD	(2,426)	696,153	(291,120)

Best Buy Co., Inc. Put	USD	35 .000	8/21/15 USD	(1,000)	176,957	(272,000)

Best Buy Co., Inc. Put	USD	38 .490	9/18/15 USD	(900)	368,507	(582,750)

11	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
		Exercise	Expiration	Number of	Premiums
Description		Price	Date	Contracts	Received	Value

Citigroup, Inc. Call	USD	63 .000	8/21/15 USD	(325)	$8,762	$(1,625)

CSX Corp. Call	USD	34 .000	8/21/15 USD	(90)	4,375	(1,350)

Delta Air Lines Put	USD	43 .000	8/21/15 USD	(1,500)	173,437	(111,000)

Edison International Put	USD	60 .000	8/21/15 USD	(250)	64,934	(22,500)

EMC Corp. Put	USD	26 .000	8/21/15 USD	(1,000)	73,234	(19,000)

EMC Corp. Call	USD	27 .000	8/21/15 USD	(225)	5,868	(10,575)

Ensco plc Call	USD	23 .000	8/21/15 USD	(250)	12,240	(1,250)

Exxon Mobil Corp. Put	USD	97 .500	10/16/15 USD	(1,200)	1,739,322	(2,248,800)

Exxon Mobil Corp. Put	USD	92 .500	10/16/15 USD	(1,250)	908,684	(1,605,000)

FirstEnergy Corp. Call	USD	34 .000	8/21/15 USD	(50)	2,198	(2,000)

Frontier Communications Corp. Call	USD	5 .000	8/21/15 USD	(1,925)	29,223	(19,250)

Frontier Communications Corp. Put	USD	4 .500	8/21/15 USD	(250)	2,740	(2,500)

Frontier Communications Corp. Put	USD	5 .000	8/21/15 USD	(8,750)	210,771	(306,250)

General Cable Corp. Call	USD	21 .000	8/21/15 USD	(375)	24,610	(9,375)

General Electric Co. Put	USD	26 .500	8/21/15 USD	(250)	8,490	(14,000)

General Electric Co. Call	USD	27 .000	8/21/15 USD	(400)	20,333	(3,200)

General Motors Co. Put	USD	36 .000	9/18/15 USD	(500)	139,478	(237,500)

Genworth Financial, Inc. Put	USD	8 .000	8/21/15 USD	(2,750)	170,612	(283,250)

Genworth Financial, Inc. Put	USD	9 .000	9/18/15 USD	(1,000)	131,958	(199,000)

Google, Inc. Call	USD	555 .000	8/21/15 USD	(10)	16,463	(77,490)

Google, Inc. Call	USD	680 .000	8/21/15 USD	(200)	71,891	(12,400)

J.C. Penney, Inc. Put	USD	9 .000	8/21/15 USD	(3,650)	370,123	(346,750)

J.C. Penney, Inc. Put	USD	8 .000	8/21/15 USD	(4,000)	204,836	(132,000)

Johnson & Johnson Call	USD	100 .000	8/21/15 USD	(125)	21,510	(13,250)

Johnson & Johnson Call	USD	101 .000	8/21/15 USD	(25)	1,099	(1,525)

Johnson & Johnson Put	USD	97 .500	8/21/15 USD	(4,000)	372,043	(168,000)

JPMorgan Chase & Co. Call	USD	71 .500	8/21/15 USD	(500)	17,730	(7,500)

JPMorgan Chase & Co. Call	USD	71 .000	8/21/15 USD	(500)	35,544	(11,500)

JPMorgan Chase & Co. Call	USD	70 .000	8/21/15 USD	(750)	62,079	(31,500)

JPMorgan Chase & Co. Call	USD	70 .500	8/21/15 USD	(500)	17,730	(14,500)

Kohl’s Corp. Put	USD	65 .000	8/21/15 USD	(250)	62,989	(92,750)

Las Vegas Sands Corp. Call	USD	57 .500	8/21/15 USD	(500)	123,478	(44,000)

Las Vegas Sands Corp. Call	USD	59 .000	8/21/15 USD	(500)	24,629	(27,500)

Las Vegas Sands Corp. Call	USD	58 .000	8/21/15 USD	(250)	12,240	(18,750)

LyondellBasell Industries NV Call	USD	105 .000	8/21/15 USD	(500)	51,479	(5,000)

MBIA, Inc. Put	USD	10 .000	8/21/15 USD	(857)	100,233	(340,657)

MDC Holdings, Inc. Call	USD	31 .000	8/21/15 USD	(125)	4,557	(3,125)

MDC Holdings, Inc. Call	USD	32 .000	8/21/15 USD	(250)	12,646	(2,500)

Medtronic plc Put	USD	75 .000	8/21/15 USD	(2,500)	296,865	(55,000)

Merck & Co., Inc. Put	USD	57 .500	9/18/15 USD	(1,000)	113,958	(79,000)

Merck & Co., Inc. Put	USD	55 .000	9/18/15 USD	(1,000)	98,958	(27,500)

Merck & Co., Inc. Put	USD	57 .500	8/21/15 USD	(2,500)	319,234	(57,500)

MetLife, Inc. Call	USD	60 .000	8/21/15 USD	(250)	11,240	(1,500)

MGIC Investment Corp. Call	USD	11 .000	8/21/15 USD	(250)	5,740	(7,250)

MGIC Investment Corp. Put	USD	11 .000	8/21/15 USD	(4,000)	87,408	(60,000)

Micron Technology, Inc. Put	USD	28 .000	10/16/15 USD	(245)	92,353	(229,075)

Micron Technology, Inc. Call	USD	19 .000	8/21/15 USD	(250)	7,740	(16,250)

Micron Technology, Inc. Put	USD	27 .000	10/16/15 USD	(950)	360,006	(731,500)

Molson Coors Brewing Co. Call	USD	72 .500	8/21/15 USD	(50)	11,723	(8,375)

Molson Coors Brewing Co. Put	USD	75 .000	8/21/15 USD	(1,000)	486,951	(480,000)

Morgan Stanley Call	USD	42 .000	8/21/15 USD	(500)	10,980	(1,500)

Mylan NV Call	USD	72 .500	8/21/15 USD	(115)	31,250	(345)

Mylan NV Put	USD	70 .000	8/21/15 USD	(737)	291,765	(1,028,115)

12	OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
		Exercise	Expiration	Number of	Premiums
Description		Price	Date	Contracts	Received	Value

Mylan NV Put	USD	67 .500	8/21/15 USD	(500)	$118,478	$(578,000)

Mylan NV Call	USD	70 .000	8/21/15 USD	(50)	9,598	(350)

Mylan NV Put	USD	72 .500	8/21/15 USD	(750)	406,463	(1,211,250)

Mylan NV Put	USD	55 .000	8/21/15 USD	(2,000)	233,916	(270,000)

Pfizer, Inc. Call	USD	36 .000	8/21/15 USD	(250)	2,240	(10,000)

Philip Morris International, Inc. Call	USD	87 .500	8/21/15 USD	(1,250)	62,135	(43,750)

Pinnacle Foods, Inc. Call	USD	45 .000	8/21/15 USD	(250)	23,490	(20,000)

Procter & Gamble Co. (The) Call	USD	81 .500	8/21/15 USD	(900)	73,158	(3,600)

Procter & Gamble Co. (The) Put	USD	77 .500	8/21/15 USD	(250)	19,989	(33,750)

PulteGroup, Inc. Call	USD	21 .000	8/21/15 USD	(250)	7,490	(8,250)

PulteGroup, Inc. Call	USD	20 .000	8/21/15 USD	(100)	5,452	(9,400)

PulteGroup, Inc. Call	USD	20 .500	8/21/15 USD	(150)	5,694	(8,700)

QUALCOMM, Inc. Call	USD	70 .000	8/21/15 USD	(250)	9,017	(1,000)

Radian Group, Inc. Call	USD	20 .000	8/21/15 USD	(250)	7,240	(1,875)

Standard Pacific Corp. Call	USD	9 .000	8/21/15 USD	(2,250)	60,121	(45,000)

Staples, Inc. Put	USD	16 .000	8/21/15 USD	(500)	41,979	(72,500)

Teva Pharmaceutical Industries Ltd. Call	USD	65 .000	8/21/15 USD	(100)	14,096	(36,900)

Textron, Inc. Call	USD	44 .000	8/21/15 USD	(125)	11,220	(13,250)

United Continental Holdings, Inc. Put	USD	62 .500	9/18/15 USD	(1,000)	986,943	(697,500)

United Continental Holdings, Inc. Put	USD	67 .500	9/18/15 USD	(1,922)	2,675,300	(2,191,080)

UnitedHealth Group, Inc. Put	USD	120 .000	8/21/15 USD	(250)	42,489	(35,250)

Wells Fargo & Co. Call	USD	59 .500	8/21/15 USD	(250)	4,490	(2,125)

Whirlpool Corp. Put	USD	165 .000	8/21/15 USD	(500)	253,476	(28,000)

Williams Cos., Inc. (The) Put	USD	50 .000	8/21/15 USD	(250)	33,019	(22,500)

Total of Exchange-Traded Options Written					$14,802,482	$(16,572,429)

13	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

14	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

15	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

16	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$750,330,366	$—	$—	$750,330,366
Consumer Staples	152,992,022	—	—	152,992,022
Energy	508,278,660	—	—	508,278,660
Financials	1,795,163,886	—	—	1,795,163,886
Health Care	572,380,787	—	—	572,380,787
Industrials	273,899,045	—	—	273,899,045
Information Technology	389,660,001	—	—	389,660,001
Materials	170,179,925	—	—	170,179,925
Telecommunication Services	224,890,942	—	—	224,890,942
Utilities	166,084,875	—	—	166,084,875
Preferred Stocks	209,614,561	88,638,613	—	298,253,174
Rights, Warrants and Certificates	4,830,750	—	—	4,830,750
Mortgage-Backed Obligations	—	3,132,221	—	3,132,221
U.S. Government Obligation	—	439,888	—	439,888
Non-Convertible Corporate Bonds and Notes	—	72,768,789	—	72,768,789
Convertible Corporate Bonds and Notes	—	519,193,817	—	519,193,817
Structured Securities	—	203,025,535	—	203,025,535
Exchange-Traded Options Purchased	331,000	—	—	331,000
Investment Company	2,105,180	—	—	2,105,180

Total Assets	$5,220,742,000	$887,198,863	$—	$6,107,940,863

Liabilities Table
Other Financial Instruments:
Options written, at value	$(16,572,429)	$—	$—	$(16,572,429)

Total Liabilities	$(16,572,429)	$—	$—	$(16,572,429)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

17	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s Investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times.

18	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$19,769,909
Market Value	$15,844,500
Market Value as % of Net Assets	0.26%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

19	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as

20	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $41,875 and $1,007,601 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security

21	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,781,753 and $15,468,120 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Options

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	209,781	$37,690,536
Options written	811,189	111,062,830
Options closed or expired	(571,483)	(71,657,834)
Options exercised	(367,653)	(62,293,050)

Options outstanding as of July 31, 2015	81,834	$14,802,482

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

22	OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,436,357,834
Federal tax cost of other investments	(14,802,482)

Total federal tax cost	$5,421,555,352

Gross unrealized appreciation	$1,062,744,327
Gross unrealized depreciation	(392,931,245)

Net unrealized appreciation	$669,813,082

23	OPPENHEIMER EQUITY INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/9/2015